UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2011

CoreStream Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-26383	88-0325940
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
organization)		Identification No.)

9550 Warner Avenue, Suite 250, Fountain Valley, CA 92708
(Address of principal executive offices)

Registrant’s telephone number, including area code: (714) 418-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ]Written communications pursuant to Rule 425 under the Securities Act
      (17CFR 230.425)

      [ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

      [ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

      [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On March 09, 2011, CoreStream Energy, Inc. issued a press release announcing that a basic agreement was signed purchasing 18 producing wells in Kentucky. CoreStream also will acquire all existing equipment and leasehold improvements on these leases. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.  This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information contained herein, including Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

    Exhibit
    Number                                           Description

      10.1                                Basic Contract with Lessee of Oil Wells***

      99.1                                Press Release Dated March 09, 2011

***Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment and those portions have been filed separately with the
SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTER PRESS RELEASE INFO

CoreStream Energy, Inc.

/s/Milton Ault
Milton C. Ault, III
President, CEO and Chairman
Date:  March 14, 2011